Property and Equipment	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment [Abstract]
Property and Equipment
Property and Equipment
Property and equipment consisted of the following as of December 31, 2015 and 2014 (in millions, except years):

	As of December 31,		Depreciation Period (Years)
	2015	2014
Software and internally developed software	$474	$377	1 to 3
Computer and network equipment	410	247	1 to 4
Land	138	138	N/A
Buildings and building improvements	188	150	2.5 to 40
Leasehold improvements	216	202	1 to 17
Equipment, aircraft and office furniture	197	187	1 to 15
	1,623	1,301
Less accumulated depreciation and amortization	(586)	(427)
Property and equipment, net	$1,037	$874

For the years ended December 31, 2015, 2014 and 2013, amortization of software and internally developed software was $89 million, $81 million and $48 million, respectively, and depreciation of all other property and equipment was $124 million, $138 million and $40 million, respectively. The unamortized software and internally developed software balances were $171 million and $141 million as of December 31, 2015 and 2014, respectively. The increase in the property and equipment as of December 31, 2015 is primarily due to the property and equipment acquired in the Interactive Data and Trayport acquisitions (Note 3), internally developed software and building improvements at the corporate headquarters in Atlanta and New York during the year ended December 31, 2015.